UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

The Procter & Gamble Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On August 22, 2017, The Procter & Gamble Company (“P&G”), shared a video with the following transcript and may in the future send or use the same or substantially similar communications from time to time:

P&G Vote Blue Script

Procter & Gamble shareholders face a critical vote this year.

That means every single vote matters.

And not voting… means one less vote for P&G.

As a shareholder, you’ll receive multiple Blue Proxy Cards or Blue Voting Instruction Forms for each account you have.

To ensure your vote is registered, it is important to vote every time you get a Blue Proxy Card or a Blue Voting Instruction Form.

To maintain the Company’s momentum without disruption, P&G’s Board and management team strongly recommend you VOTE BLUE.

Voting is easy.

You can vote Online, vote by Mail, or vote by Phone.

Here’s how.

On the BLUE Proxy Card, find the web address and unique Control Number, then go to FCRVOTE.COM/PG.

After you enter your control number, select “For All.”

Make your other selections, then click SUBMIT.

On the BLUE Voting Instruction form, find the web address and unique Control Number, then go to PROXYVOTE.COM.

After you enter your control number, select “For All.”

Make your other selections, then click SUBMIT.

To vote by mail, simply check “For ALL,” make your other selections, then sign, date, and return in the postage-paid envelope.

Or to vote by phone, find the unique Control Number on the appropriate form, then dial the designated telephone number and follow the instructions.

Remember, to continue P&G’s momentum and progress, vote BLUE – every time, for every BLUE card or form you receive…

You can toss all white cards and forms received from Train into the recycling bin.

If you have any questions, just call the phone numbers listed on your mailing, or visit voteblue.pg.com.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.